UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:  ☐

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240. 14a-12

ZAI LAB LIMITED

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

This document shall also serve as a circular to holders of the ordinary shares of Zai Lab Limited for purposes of the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited, or the HK Listing Rules.

4560 Jinke Road

Bldg. 1, Fourth Floor

Pudong, Shanghai, China 201210

(Nasdaq Trading Symbol: ZLAB; HKEx Stock Code: 9688)

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

Notice is hereby given that an Extraordinary General Meeting of Shareholders (the “EGM”) of Zai Lab Limited (the “Company” or “us”) will be held:

Time and Date:	8:00 a.m. (U.S. Eastern Time) on March 28, 2022 /
8:00 p.m. (Hong Kong Time) on March 28, 2022

Physical Location:	4560 Jinke Road, Bldg. 1, Fourth Floor, Pudong, Shanghai, China 201210

Virtual Meeting Site:	www.virtualshareholdermeeting.com/ZLAB2022SM

The purpose of the meeting is to consider and vote on the following matters:

1.

An ordinary resolution to authorize and approve a share subdivision whereby, with effect from March 30, 2022 (the “Effective Date”), subject to and conditional upon the Listing Committee of the Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) granting the listing of, and permission to deal in, (i) the Subdivided Ordinary Shares (as defined below), (ii) any Subdivided Ordinary Shares which may be issued upon exercise of the outstanding share options granted by the Company or any Subdivided Ordinary Shares which may be issued upon vesting of the share awards under the equity incentive plan adopted by the shareholders of the Company on August 21, 2015 (as amended on February 3, 2016 and April 10, 2016) (the “2015 Equity Plan”) and under the equity incentive plan adopted by the shareholders of the Company on August 11, 2017 (the “2017 Equity Plan”), and (iii) any Subdivided Ordinary Shares which may be issued upon the exercise of share options or any Subdivided Ordinary Shares which may be issued upon vesting of the share awards to be granted from time to time under the 2015 Equity Plan and the 2017 Equity Plan, (a) each issued and unissued Ordinary Share with a par value of US$0.00006 each (the “Existing Ordinary Share(s)” or “Ordinary Share(s)”) in the capital of the Company will be subdivided into ten Ordinary Shares with a par value of US$0.000006 each (the “Subdivided Ordinary Shares”), and (b) the authorized share capital of the Company will be amended as follows:

FROM: US$30,000.00 divided into 500,000,000 shares with a par value of US$0.00006 each;

TO: US$30,000.00 divided into 5,000,000,000 shares with a par value of US$0.000006 each (the “Share Subdivision”).

2.	To transact such other business as may properly come before the EGM and any adjournment or postponement.

The record date for the EGM is February 18, 2022. Only shareholders of record as of 4:30 p.m. (Hong Kong Time) on February 18, 2022 are entitled to receive notice of, and to attend and to vote at the EGM or any adjournment thereof.

Your vote is important to us. Whether or not you expect to attend the EGM, we urge you to vote your shares as soon as possible. The manner in which you hold your shares will dictate how you can vote:

Shareholders

•

If you are a shareholder of record of our ordinary shares registered on our Hong Kong register or Cayman Islands register as of the record date, you may vote your shares by submitting your proxy through www.proxyvote.com no later than 8:00 a.m. (U.S. Eastern Time) on March 26, 2022, or if you received printed proxy materials, you may submit your vote by completing, signing, and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than March 21, 2022, to be voted at the EGM.

•

If you are a beneficial owner of ordinary shares registered on the record date in the name of a brokerage firm, bank, or other financial institution, you should have received information containing voting instructions from that organization rather than from us. Simply follow the voting instructions to ensure that your vote is counted. To vote at the EGM, you must obtain a legal proxy or broker’s proxy card from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

ADS Holders

•

If you are a holder of record of our American Depositary Share(s), or ADS(s), each representing one of our ordinary shares, as of 4:30 p.m. (U.S. Eastern Time) on February 18, 2022, who wishes to exercise your voting rights for the underlying ordinary shares, you must act through Citibank, N.A., the depositary of the ADSs (“Citibank”), to vote the ordinary shares represented by your ADSs. Citibank will distribute information to ADS holders as of 4:30 p.m. (U.S. Eastern Time) on February 18, 2022 describing how voting instructions may be delivered to Citibank by ADS holders.

•

If you are a beneficial owner of ADSs registered as of 4:30 p.m. (U.S. Eastern Time) on February 18, 2022 in the name of a brokerage firm, bank, or other financial institution, you should have received information containing voting instructions from that organization rather than from Citibank. Simply follow the voting instructions to ensure that your vote is counted.

By Order of the Board of Directors,

[insert signature]

Samantha (Ying) Du

Director, Chairwoman of the Board of Directors and Chief Executive Officer

February [28], 2022

ZAI LAB LIMITED

PROXY STATEMENT FOR

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

-i-

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

ZAI LAB LIMITED

4560 Jinke Road

Bldg. 1, Fourth Floor

Pudong, Shanghai, China 201210

PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 28, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Zai Lab Limited (the “Board”) for use at an Extraordinary General Meeting of Shareholders (the “EGM”), to be held at 8:00 a.m. (U.S. Eastern Time) on March 28, 2022 / 8:00 p.m. (Hong Kong Time) on March 28, 2022 at 4560 Jinke Road, Bldg. 1, Fourth Floor, Pudong, Shanghai, China 201210, and virtually at www.virtualshareholdermeeting.com/ZLAB2022SM for the purpose of considering and, if thought fit, passing the resolution specified in the Notice of EGM. This Proxy Statement is being mailed to shareholders on or about February 28, 2022.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Why am I receiving these materials?

You received these materials because our Board is soliciting your proxy to vote your shares at the EGM. As a shareholder of record as of 4:30 p.m. (Hong Kong Time) on February 18, 2022, you are invited to attend the EGM and are entitled to vote on the items of business described in this Proxy Statement. Holders of our ADS(s) will not be entitled to attend the EGM and cannot vote their ADSs directly. Holders of our ADSs as of the ADS record date may exercise the voting rights with respect to the underlying ordinary shares in accordance with the provisions of the deposit agreement among the Company, Citibank and the holders and beneficial owners of ADSs, or the deposit agreement.

What does it mean if I receive more than one set of printed proxy materials?

If you hold your shares in more than one account, you may receive a separate set of printed proxy materials, including a separate proxy card or voting instruction form, for each account. To ensure that all your shares are voted, pleases vote by Internet or by signing, dating, and returning a proxy card or voting instruction form for each account.

Why is the EGM a hybrid meeting?

Due to the ongoing public health impact of the COVID-19 pandemic and to support the health and well-being of our directors, employees, and shareholders, this year we will continue to rely on the latest technology to host a “hybrid” EGM. We believe that embracing the latest technology provides expanded access, improved communication and cost savings for our shareholders. Combined with allowing traditional in-person attendance, we believe this strikes the right balance between leveraging technology and maintaining the ability for our directors, employees, and shareholders to interact in person.

How do I attend the EGM?

You may attend the EGM if you are shareholder of record of our ordinary shares physically at 4560 Jinke Road, Bldg. 1, Fourth Floor, Pudong, Shanghai, China 201210, or virtually by visiting our EGM website at www.virtualshareholdermeeting.com/ZLAB2022SM. To participate in the EGM virtually by visiting our EGM website, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Shareholders are encouraged to log in to this website and pre-register for the EGM before the start time of the meeting. Online check-in will begin 15 minutes prior to the start of the meeting, and you should allow ample time for the online check-in procedures. If you choose to attend the EGM virtually, there will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the EGM log-in page. Holders of ADSs will not be entitled to attend or vote at the EGM.

Who can vote at the EGM?

Only shareholders of record of our ordinary shares as of 4:30 p.m. (Hong Kong Time) on February 18, 2022 are entitled to vote at the EGM. As of 4:30 p.m. (Hong Kong Time) on February 18, 2022, we had outstanding [●] ordinary shares, all of which are entitled to vote with respect to all matters to be acted upon at the EGM. Of these shares, approximately [●] of the [●] outstanding ordinary shares were held in the name of Citibank, as depositary for the ADSs, each representing one ordinary share of our Company. Each shareholder of record is entitled to one vote for each ordinary share held by such shareholder. Holders of our ADS(s) cannot vote their ADSs directly. Instead, holders of our ADSs may exercise the voting rights with respect to the underlying ordinary shares in accordance with the provisions of the deposit agreement.

How do I submit questions at the EGM?

Shareholders who wish to raise questions at the EGM must submit their questions prior to the meeting. To submit questions in advance of the EGM, go to www.proxyvote.com before 8:00 a.m. (U.S. Eastern Time) on March 26, 2022 and enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

What am I voting on?

You will be voting on an ordinary resolution to authorize and approve a share subdivision whereby, with effect from March 30, 2022 (the “Effective Date”), subject to and conditional upon the Listing Committee of the Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) granting the listing of, and permission to deal in, (i) the Subdivided Ordinary Shares (as defined below), (ii) any Subdivided Ordinary Shares which may be issued upon exercise of the outstanding share options granted by the Company or any Subdivided Ordinary Shares which may be issued upon vesting of the share awards under the equity incentive plan adopted by the shareholders of the Company on August 21, 2015 (as amended on February 3, 2016 and April 10, 2016) (the “2015 Equity Plan”) and under the equity incentive plan adopted by the shareholders of the Company on August 11, 2017 (the “2017 Equity Plan”), and (iii) any Subdivided Ordinary Shares which may be issued upon the exercise of share options or any Subdivided Ordinary Shares which may be issued upon vesting of the share awards to be granted from time to time under the 2015 Equity Plan and the 2017 Equity Plan, (a) each issued and unissued Ordinary Share with a par value of US$0.00006 each (the “Existing Ordinary Share(s)” or “Ordinary Share(s)”) in the capital of the Company will be subdivided into ten Ordinary Shares with a par value of US$0.000006 each (the “Subdivided Ordinary Shares”), and (b) the authorized share capital of the Company will be amended as follows:

FROM: US$30,000.00 divided into 500,000,000 shares with a par value of US$0.00006 each;

TO: US$30,000.00 divided into 5,000,000,000 shares with a par value of US$0.000006 each (the “Share Subdivision”).

What if another matter is properly brought before the meeting?

Our Board knows of no other matters that will be presented for consideration at the EGM. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How does the Board of Directors recommend that I vote?

Our Board unanimously recommends that you vote FOR the ordinary resolution to approve the Share Subdivision.

How do I vote?

Shareholders of Record

If you are a shareholder of record of our ordinary shares registered on our Hong Kong register or Cayman Islands register as of the record date, you may vote at the EGM, vote by proxy through the Internet, or vote by proxy using the proxy card. Whether or not you plan to attend the EGM, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote even if you have already voted by proxy.

•

To vote using a proxy card, simply complete, sign, and date the proxy card that may be delivered and return it promptly in the envelope provided. Proxy cards submitted by mail must be received no later than March 21, 2022, to be voted at the EGM.

•

To vote through the Internet, go to www.proxyvote.com to complete an electronic voting instruction form. You will be asked to provide the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Your Internet vote must be received by 8:00 a.m. (U.S. Eastern Time) on March 26, 2022 to be counted.

•

To vote while virtually attending the EGM, attend the meeting by visiting www.virtualshareholdermeeting.com/ZLAB2022SM. You will be asked to provide the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

•	To vote while physically attending the EGM, attend the meeting by going to 4560 Jinke Road, Bldg. 1, Fourth Floor, Pudong, Shanghai, China 201210.

Beneficial Owners

If you are a beneficial owner of ordinary shares registered on the record date in the name of a brokerage firm, bank, or other financial institution, you should have received information containing voting instructions from that organization rather than from us. Simply follow the voting instructions to ensure that your vote is counted. To vote at the EGM, you must obtain a legal proxy or broker’s proxy card from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

Holders of Record of ADSs

Holders of record of our ADSs as of the ADS record date (4:30 p.m. (U.S. Eastern Time) on February 18, 2022) who wish to exercise their voting rights for the underlying ordinary shares must act through Citibank. The deposit agreement permits registered holders of ADSs as of the ADS record date to instruct Citibank to exercise the voting rights for the ordinary shares represented by ADSs. Citibank has agreed that it will endeavor, insofar as practicable and permitted under applicable law and the provisions of the deposit agreement, to vote the securities (in person or by proxy) represented by the holder’s ADSs in accordance with such voting instructions as follows:

•

In the event of voting by a show of hands, Citibank will vote (or cause its custodian to vote) all ordinary shares held on deposit at that time in accordance with the voting instructions received from a majority of holders of ADSs who provide timely voting instructions.

•	In the event of voting by poll, Citibank will vote (or cause its custodian to vote) the ordinary shares held on deposit in accordance with the voting instructions received from the holders of ADSs.

In the event of voting by poll, holders of record of ADSs in respect of which no timely voting instructions have been received shall be deemed to have instructed Citibank to give a discretionary proxy to a person designated by us to vote the ordinary shares represented by such holders’ ADSs; provided that no such instructions shall be deemed given and no such discretionary proxy shall be given with respect to any matter as to which we inform Citibank that we do not wish such proxy to be given; provided, further, that no such discretionary proxy shall be given (x) with respect to any matter as to which we inform Citibank that (i) there exists substantial opposition, or (ii) the rights of holders or the shareholders of the Company will be materially adversely affected, and (y) in the event that the vote is by a show of hands.

Citibank will distribute information to ADS holders as of 4:30 p.m. (U.S. Eastern Time) on February 18, 2022 describing how voting instructions may be delivered to Citibank by ADS holders.

Instructions from the ADS holders must be sent to Citibank so that the instructions are received by no later than 10:00 a.m. (U.S. Eastern Time) on March 21, 2022.

Beneficial Owners of ADSs

If you are a beneficial owner of ADSs registered on the ADS record date in the name of a brokerage firm, bank, or other financial institution, you should have received information containing voting instructions from that organization rather than from Citibank. Simply follow the voting instructions to ensure that your vote is counted.

Conversion of ADSs

If a holder of ADSs cancels his, her, or its ADSs in exchange for ordinary shares on or prior to the ADS record date, such holder of ADSs will not be able to instruct Citibank, as depositary of the ADSs, as to how to vote the ordinary shares represented by the canceled ADSs as described above. Holders of ADSs who wish to cancel their ADSs in exchange for ordinary shares for the purpose of voting the ordinary shares directly will need to make arrangements to deliver their ADSs to Citibank, as depositary of the ADSs, for cancellation with sufficient time to allow for the completion of the delivery and, if applicable, the re-registration of the ordinary shares on our Hong Kong register prior to the ordinary share record date, together with (a) delivery instructions for the corresponding ordinary shares (including, if applicable the name and address of person(s) who will be the registered holder of such ordinary shares) and (b) payment of the ADS depositary fees associated with such ADS cancellation (US$0.05 per ADS to be cancelled) and any applicable taxes. If ADSs are held in a brokerage firm, bank, or other financial institution, please contact the broker, bank, or other financial institution to find out what actions need to be taken to instruct the broker, bank, or other financial institution to present the ADSs for cancellation. Please be aware that there are no guarantees of timely delivery or re-registration of ordinary shares prior to the record date due to the time differences between U.S. Eastern Time and Hong Kong Time, and the time required to process the ADS cancellations, the delivery of our ordinary shares and, if applicable, the re-registration of our ordinary shares on the Hong Kong register.

What are “broker non-votes”?

A “broker non-vote” occurs when a U.S. brokerage firm, bank, or other financial institution holding shares for a beneficial owner of ordinary shares does not vote the shares on a proposal because the U.S. brokerage firm, bank, or other financial institution does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. U.S. brokerage firms, banks, and other nominees who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to routine matters. Discretionary proxies exercised by U.S. brokerage firms, banks or other financial institutions with respect to our ADSs will be processed by Citibank in accordance with the provisions of the deposit agreement.

Brokerage firms, banks, or other financial institutions holding shares for a beneficial owner of our ordinary shares listed for trading on the Hong Kong Stock Exchange and held in CCASS in Hong Kong do not have discretionary authority to vote shares if specific instructions are not given by the beneficial owner of the ordinary shares. Accordingly, if your shares listed for trading on the Hong Kong Stock Exchange are held by a brokerage firm, bank or other financial institution on your behalf in CCASS in Hong Kong and you do not instruct the brokerage firm, bank or other financial institution as to how to vote your shares, your brokerage firm, bank or other financial institution will not be entitled to exercise discretion to vote your shares.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting. Consistent with the laws of the Cayman Islands, abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “FOR” the proposal. Our shareholders have no rights under the Cayman Islands Companies Act or under our Fifth Amended and Restated Articles of Association (“Current Articles”) to exercise dissenters’ or appraisal rights with respect to the proposal being voted on.

Can I revoke or change my vote after I submit my proxy?

If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy through the Internet.

•	You may send a timely written notice that you are revoking your proxy to Zai Lab Limited, 4560 Jinke Road, Bldg. 1, Fourth Floor, Pudong, Shanghai, China 201210, Attention: Corporate Secretary.

•	You may attend the EGM and vote electronically. Simply attending the EGM will not, by itself, revoke your proxy.

Your most current proxy card or Internet proxy is the one that is counted.

Will my shares be counted if I do not vote?

If you are the shareholder of record and you do not vote before the EGM by proxy card, or via the Internet, or during the EGM virtually via the Internet, your shares will not be voted at the EGM.

What if I return my proxy card but do not provide voting instructions?

Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendations of our Board set forth above.

What is the quorum requirement?

Pursuant to the Current Articles, the quorum required for a general meeting of shareholders consists of one or more shareholders holding not less than an aggregate of one-tenth of all voting share capital of the Company in issue who are present in person, virtually, or by proxy, and entitled to vote. As of 4:30 p.m. (Hong Kong Time) on February 18, 2022, there were [●] shares outstanding and entitled to vote. Thus, the holders of [●] shares must be present or represented by proxy at the EGM to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you attend the EGM. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares present at the meeting or represented by proxy may adjourn the meeting to another date.

How many votes are needed to approve each proposal?

An ordinary resolution to be passed by the shareholders requires the affirmative vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person, virtually, or by proxy at a general meeting, while a special resolution requires the affirmative vote of at least two-thirds of the votes cast by the shareholders entitled to vote who are present in person, virtually, or by proxy at a general meeting. The proposal to approve the Share Subdivision as set forth in this Proxy Statement is an ordinary resolution. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect on the results of this vote.

Who is paying the expenses of solicitation?

We are making this solicitation and will pay the entire cost of preparing and distributing the proxy materials and soliciting votes. If you choose to access the proxy materials over the Internet, you are responsible for any Internet access charges that you may incur. Our officers, directors, and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, emails or otherwise. Proxies may be solicited by telephone, email, facsimile, personal solicitation or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

When are shareholder proposals and director nominations due for the next annual meeting?

The Cayman Islands Companies Act provides shareholders with only limited rights to requisition a general meeting and does not provide shareholders with a right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. The Current Articles allow our shareholders holding in aggregate not less than one-tenth of the share capital of the Company and entitled to vote at general meetings to requisition an extraordinary general meeting of our shareholders, in which case our Board may duly convene an extraordinary general meeting and submit the resolutions put forward to a vote at such meeting. As a Cayman Islands exempted company, we are not obligated by law to call shareholders’ annual general meetings, however, under our Current Articles, the Company shall hold an annual general meeting every year.

Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual general meeting of shareholders by submitting their proposals in writing to us in a timely manner. In order to be considered for inclusion in the proxy statement for the 2022 annual general meeting of shareholders, shareholder proposals must have been received at our principal executive offices no later than December 31, 2021, and must otherwise comply with the requirements of Rule 14a-8 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). If a shareholder wishes to propose a person for election as a director of the Company at our next annual general meeting, such shareholder must lodge a written notice at our principal place of business, with a copy forwarded to our registered office. The period for lodgment of such notice shall be a period commencing on the day after the dispatch of the notice of such meeting and ending on the earlier of (i) seven (7) days after the date of such notice or (ii) seven (7) days prior to the date of such meeting (or such other period, being not less than seven (7) days, commencing no earlier than the day of dispatch of the notice of such meeting and ending no later than seven (7) days prior to the date appointed for such meeting, as may be determined by the Board from time to time). Such written notice must include, among other things, information of the Candidate as required by Rule 13.51(2) of the Listing Rules of the Hong Kong Stock Exchange. Any other shareholder proposal for the annual general meeting of shareholders in 2022 which is submitted outside the processes of Rule 14a-8 (including a director nomination) shall be considered untimely unless received by the Company in writing no later than March 15, 2022. If the date of the annual general meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC and announced in Hong Kong via the website of Hong Kong Exchange and Clearing Limited (www.hkexnews.hk). A copy of all notices of proposals by shareholders should be sent to Chief Legal Officer & Corporate Secretary, Zai Lab Limited, 4560 Jinke Road, Bldg. 1, Fourth Floor, Pudong, Shanghai, China 201210.

When will the Company announce the voting results?

Results of the EGM will be posted on the website of the Company (https://www.zailaboratory.com/) and on the website of HKEx (www.hkexnews.hk) following the conclusion of the EGM and on the website of the SEC (www.sec.gov) in a Current Report on Form 8-K filed by us within four business days of the conclusion of the EGM.

All references to “Zai Lab,” the “Company,” “we,” “us” or “our” in this Proxy Statement mean Zai Lab Limited.

MATTER REQUIRING SHAREHOLDER ACTION

PROPOSAL

AS AN ORDINARY RESOLUTION, APPROVAL OF THE SHARE SUBDIVISION

Description of the Proposal

Pursuant to the Company’s Fifth Amended and Restated Memorandum of Association (“Current Articles”), the authorized share capital of the Company is US$30,000.00 divided into 500,000,000 shares with a par value of US$0.00006 each.

The Board has approved and is recommending to shareholders for approval at the EGM, a resolution to approve a share subdivision whereby, with effect from March 30, 2022 (the “Effective Date”), subject to and conditional upon the Listing Committee (the “Listing Committee”) of the Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) granting the listing of, and permission to deal in (i) the Subdivided Ordinary Shares (as defined below), (ii) any Subdivided Ordinary Shares which may be issued upon exercise of the outstanding share options granted by the Company or any Subdivided Ordinary Shares which may be issued upon vesting of the share awards under the equity incentive plan adopted by the shareholders of the Company on August 21, 2015 (as amended on February 3, 2016 and April 10, 2016) (the “2015 Equity Plan”) and under the equity incentive plan adopted by the shareholders of the Company on August 11, 2017 (the “2017 Equity Plan”), and (iii) any Subdivided Ordinary Shares which may be issued upon the exercise of share options or any Subdivided Ordinary Shares which may be issued upon vesting of the share awards to be granted from time to time under the 2015 Equity Plan and the 2017 Equity Plan, (a) each issued and unissued Ordinary Share with a par value of US$0.00006 each (the “Existing Ordinary Share(s)” or “Ordinary Share(s)”) in the capital of the Company will be subdivided into ten Ordinary Shares with a par value of US$0.000006 each (the “Subdivided Ordinary Shares”), and (b) the authorized share capital of the Company will be amended:

FROM: US$30,000.00 divided into 500,000,000 shares with a par value of US$0.00006 each;

TO: US$30,000.00 divided into 5,000,000,000 with a par value of US$0.000006 each (the “Share Subdivision”).

Conditions of the Share Subdivision

The Share Subdivision is conditional on:

(a)	the passing by our shareholders at the EGM of an ordinary resolution to approve the Share Subdivision; and

(b)

the Listing Committee granting the listing of, and permission to deal in, (i) the Subdivided Ordinary Shares, (ii) any Subdivided Ordinary Shares which may be issued upon exercise of the outstanding share options granted by the Company or any Subdivided Ordinary Shares which may be issued upon vesting of the share awards under the 2015 Equity Plan and under the 2017 Equity Plan, and (iii) any Subdivided Ordinary Shares which may be issued upon the exercise of share options or any Subdivided Ordinary Shares which may be issued upon vesting of the share awards to be granted from time to time under the 2015 Equity Plan and the 2017 Equity Plan.

Effect of the Share Subdivision on Authorized Share Capital of the Company

Immediately following the effectiveness of the Share Subdivision, the authorized share capital of the Company will be US$30,000.00 divided into 5,000,000,000 Subdivided Ordinary Shares, of which 964,087,430 Subdivided

Ordinary Shares will be in issue and fully paid or credited as fully paid, assuming that no further Ordinary Shares will be issued or repurchased after the date of this Proxy Statement and prior to the Share Subdivision becoming effective. Upon the Effective Date, the Subdivided Ordinary Shares shall rank pari passu in all respects with each other in accordance with the Current Articles of the Company and shall have the same rights and privileges and be subject to the same restrictions as the Existing Ordinary Shares in issue prior to the Share Subdivision, and the Share Subdivision will not result in any change in the relevant rights of the holders of the Ordinary Shares (the “Shareholders”).

Effect of the Share Subdivision on ADS Ratio Change

Each American Depositary Share (“ADS”) of the Company currently represents the right to receive one fully paid Ordinary Share. In connection with the Share Subdivision, the Board resolved that, subject to and conditional upon the Share Subdivision becoming effective, the conversion ratio of ADSs to Ordinary Share(s) will change from one (1) ADS representing one (1) Existing Ordinary Share to a new ratio of one (1) ADS representing ten (10) Subdivided Ordinary Shares (the “ADS Ratio Change”). The ADS Ratio Change and the Share Subdivision, if approved, will take effect on the same date. No action is required by the Company’s ADS holders to effect the ADS Ratio Change (other than to vote to approve the Share Subdivision proposal at the EGM).

Because the ADS Ratio Change is proportionate to the Share Subdivision, no issuance, cancellation or exchange of ADSs will be necessary or carried out in connection with the ADS Ratio Change and Share Subdivision. In addition, because the Share Subdivision and ADS Ratio Change are exactly proportionate, the ADS Ratio Change, in and of itself, is neutral in its impact on the per-ADS trading price of our ADSs on the Nasdaq, as the percentage interest in our Company represented by each ADS will not be altered. The Share Subdivision and ADS Ratio Change will not result in the issuance of any ADSs or any change in the number of ADSs held by any ADS holder.

In addition, to facilitate the ADS Ratio Change, the books of the Depositary are expected to be closed for ADS issuances and ADS cancellations from March 23, 2022 (as of 4:30 p.m. Hong Kong Time for ADS issuance and 4:30 p.m. U.S. Eastern Time for ADS cancellations), or such later date as the Depositary may determine and announce, through and including March 31, 2022 (as of 4:30 p.m. Hong Kong Time for ADS issuance and 4:30 p.m. U.S. Eastern Time for ADS cancellations). This temporary closure will not affect an ADS holder’s ability to trade ADSs on the Nasdaq or otherwise transfer ADSs during that time. A separate announcement will be made by the Citibank confirming the ADS books closure period for ADS issuances and ADS cancellations.

Effect of the Share Subdivision on Board Lot Size

The Existing Ordinary Shares are currently traded on the Hong Kong Stock Exchange in a board lot size of 50 Existing Ordinary Shares each. The Board has resolved that, subject to and conditional upon the Share Subdivision becoming effective, the board lot size to be traded on the Hong Kong Stock Exchange will be changed from 50 Existing Ordinary Shares to 100 Subdivided Ordinary Shares (the “Change of Board Lot Size”). The Change of Board Lot Size will not affect any of the relative rights of the Shareholders. There will be a temporary counter open for trading in temporary board lot of 500 Subdivided Ordinary Shares (in the form of Existing Ordinary Share certificates) between 9 a.m. (Hong Kong Time) on Wednesday, March 30, 2022 and 4:10 p.m. (Hong Kong Time) on Tuesday, May 10, 2022.

The reason for the Change of Board Lot Size is to ensure the Company’s compliance with the board lot value being more than HK$2,000.00 as set out in the Guide on Trading Arrangements for Selected Types of Corporate Actions issued by the Hong Kong Stock Exchange on November 28, 2008 and updated on October 1, 2020. As of February 11, 2022, the market value per board lot of 50 Existing Ordinary Shares for trading on the Hong Kong Stock Exchange is approximately HK$20,620. Based on the closing price of HK$412.4 per Ordinary Share on the Hong Kong Stock Exchange as of February 11, 2022, the expected value per new board lot of 100 Subdivided Ordinary Shares would be approximately HK$4,124 immediately upon the Share Subdivision and the Change of

Board Lot Size becoming effective. Therefore, the Board considers that a board lot value of HK$4,124 on the Hong Kong Stock Exchange would be commercially beneficial to the holders of our ordinary shares and potential investors as a whole. The Share Subdivision and the Change of Board Lot Size will not result in odd lots or fractional shares.

Effect of the Share Subdivision on the 2015 Equity Plan and the 2017 Equity Plan

As of February 11, 2022, the Company had an aggregate of 9,122,341 outstanding share options, restricted share units and other equity incentive awards (the “Awards”) granted under the 2015 Equity Plan and the 2017 Equity Plan to subscribe for an aggregate of up to 9,122,341 Ordinary Shares. The Board has resolved that, subject to and conditional upon the Share Subdivision becoming effective, proportional adjustments will be made to number of Ordinary Shares reserved for issuance under the Company’s 2015 Equity Plan and the 2017 Equity Plan, the exercise price of each Award, as applicable, and the number of Ordinary Shares underlying each outstanding Awards. The Company will inform each of the grantees of the Awards regarding the adjustments to be made pursuant to the respective terms and conditions of the 2015 Equity Plan and the 2017 Equity Plan in accordance with the terms and conditions, and its obligations under, the 2015 Equity Plan and the 2017 Equity Plan, as applicable.

Save as disclosed above, the Company has no other outstanding share options or convertible securities to subscribe for any Ordinary Share.

Reasons for the Proposed Share Subdivision and Change of Board Lot Size

The proposed Share Subdivision will increase the number of Ordinary Shares in issue and reduce the nominal value and trading price of each Ordinary Share. The Board believes that this will increase the trading liquidity of the Ordinary Share, lower the investment barrier, and will attract more investors to trade in the Ordinary Shares.

As mentioned above, the reason for the Change of Board Lot Size is to ensure the Company’s compliance with the board lot value being more than HK$2,000.00 as set out in the Guide on Trading Arrangements for Selected Types of Corporate Actions issued by the Hong Kong Stock Exchange on November 28, 2008 and updated on October 1, 2020. As of February 11, 2022, the market value per board lot of 50 Existing Ordinary Shares for trading on the Hong Kong Stock Exchange is approximately HK$20,620. Based on the closing price of HK$412.4 per Ordinary Share on the Hong Kong Stock Exchange as of February 11, 2022, the expected value per new board lot of 100 Subdivided Ordinary Shares would be approximately HK$4,124 immediately upon the Share Subdivision and the Change of Board Lot Size becoming effective. Therefore, the Board considers that a board lot value of HK$4,124 on the Hong Kong Stock Exchange would be commercially beneficial to the holders of our ordinary shares and potential investors as a whole. The Share Subdivision and the Change of Board Lot Size will not result in odd lots or fractional shares.

As of the date of this Proxy Statement, the Company has no intention to carry out other corporate actions in the next 12 months which may have an effect of undermining or negating the intended purpose of the Share Subdivision and the Change of Board Lot Size, and the Company currently does not have any definitive plans to conduct any fundraising activities in the next 12 months. Nevertheless, the Board cannot rule out the possibility that the Company will conduct fundraising exercises when suitable opportunities arise in order to support future development of the Company and its subsidiaries. The Company will make further announcements in this regard in accordance with the relevant regulatory requirements if and when appropriate.

Based on the above, the Board considers that the proposed Share Subdivision and the corresponding change in the conversion ratio of our ADSs to ordinary shares and the Change of Board Lot Size are fair and reasonable, as well as in the best interests of the Company, its Shareholders and potential investors overall.

There are no preemptive rights with respect to the Ordinary Shares, and shareholders will not have any dissenters’ or appraisal rights in connection with adoption of the Share Subdivision proposal. The Ordinary

Shares in issue and issuable upon the Effective Date of the Share Subdivision are identical to, and have identical powers, preferences and rights as, the currently outstanding Ordinary Shares. Adoption of the Share Subdivision proposal will not affect the rights of the holders of currently outstanding Ordinary Shares, except for rights incidental to increasing the number of Ordinary Shares outstanding. Appropriate adjustments will be made to all awards granted under the Company’s equity incentive and other employee incentive plans as well as the number of Ordinary Shares reserved for issuance thereunder.

Tax Effect of the One-to-ten Share Subdivision

Under existing United States federal income tax laws, the proposed one-to-ten Share Subdivision will not result in any gain or loss or realization of taxable income to owners of Ordinary Shares or ADSs. The cost basis for tax purposes of each Subdivided Ordinary Share will be equal to one-tenth of the cost basis for tax purposes of the corresponding Existing Ordinary Share. The holding period for each Subdivided Ordinary Share following the Share Subdivision will be deemed to be the same as the holding period for the corresponding Existing Ordinary Share. The laws of jurisdictions other than the United States may impose income taxes on the receipt of additional Ordinary Shares pursuant to the Share Subdivision.

This summary is based upon the United States Internal Revenue Code, existing and proposed Treasury Regulations promulgated thereunder, administrative pronouncements and judicial decisions, all as in effect on the date of this Proxy Statement, and all of which are subject to change, possibly on a retroactive basis. Any such change could affect the continuing validity of this discussion. This discussion does not address the effect of any applicable state, local or foreign tax laws. The foregoing analysis is provided for your reference, and it does not purport to be a complete analysis of all potential tax effects of the Share Subdivision and does not constitute tax advice with respect to U.S. federal tax law or the tax law of any jurisdiction. Each shareholder is urged to consult with his or her own tax advisor to determine the particular tax consequences to such shareholder of the Share Subdivision, including the applicability and effect of state, local and foreign tax laws and the possible effects of any changes in U.S. federal or other applicable tax laws.

Expected Timetable(1)

The following timetable sets out the key days for the Share Subdivision and Change of Board Lot Size:

	Hong Kong Time	U.S. Eastern Time

Record date for the EGM, for holders of Ordinary Shares listed in Hong Kong (the “Ordinary Shares Record Date”)(2)	4:30 p.m., Friday, February 18, 2022	—

Record date for the EGM, for holders of ADSs listed in the U.S. (the “ADS Record Date”)(3)	—	4:30 p.m., Friday, February 18, 2022

Latest time for lodging transfer documents to qualify for attending and voting at the EGM, for holders of Ordinary Shares listed in Hong Kong	4:30 p.m., Friday, February 18, 2022	—

Latest time for lodging votes to depositary bank, for holders of ADSs listed in the U.S. (4)	—	10:00 a.m., Monday, March 21, 2022

Latest time for lodging forms of proxy for the EGM, for holders of Ordinary Shares listed in Hong Kong(5)	8:00 p.m., Saturday, March 26, 2022	—

Date and time of EGM	8:00 p.m., Monday, March 28, 2022	8 a.m., Monday, March 28, 2022

Announcement of poll results of the EGM	Before 8:00 a.m., Tuesday, March 29, 2022	Before 8:00 p.m., Monday, March 28, 2022

The following timetable sets out the events following the approval at the EGM and upon the fulfillment of the conditions for the Share Subdivision:

	Hong Kong Time	U.S. Eastern Time

Effective date of the Share Subdivision	Wednesday, March 30, 2022

Commencement of dealings in the Subdivided Ordinary Shares, for holders of Ordinary Shares listed in Hong Kong	9:00 a.m., Wednesday, March 30, 2022	—

Original counter for trading the Existing Ordinary Shares in board lots of 50 Existing Ordinary Shares (being the “existing board lot”) temporarily closes on the Hong Kong Stock Exchange, for holders of Ordinary Shares listed in Hong Kong	9:00 a.m., Wednesday, March 30, 2022	—

Temporary counter for trading in the Subdivided Ordinary Shares (in the form of Existing Ordinary Share certificates) and in board lots of 500 Subdivided Ordinary Shares (being the “temporary board lot”) opens on the Hong Kong Stock Exchange, for holders of Ordinary Shares listed in Hong Kong	9:00 a.m., Wednesday, March 30, 2022	—

First day of free exchange of existing share certificates for the new share certificates for the Subdivided Ordinary Shares commences	Wednesday, March 30, 2022	—

Original counter for trading in the Subdivided Ordinary Shares (in the form of new Subdivided Ordinary Share certificates) and in new board lot of 100 Subdivided Ordinary Shares (being the “new board lot”) re-opens on Hong Kong Stock Exchange, for holders of Ordinary Shares listed in Hong Kong	9:00 a.m. Thursday, April 14, 2022	—

Parallel trading in the Subdivided Ordinary Shares (in the form of Existing Ordinary Share certificates and Subdivided Ordinary Share certificates) starts on the Hong Kong Stock Exchange, for holders of Ordinary Shares listed in Hong Kong	9:00 a.m., Thursday, April 14, 2022	—

Temporary counter for trading in the Subdivided Ordinary Shares (in the form of Existing Ordinary Share certificates) and in temporary board lot closes on the Hong Kong Stock Exchange, for holders of Ordinary Shares listed in Hong Kong	4:10 p.m., Tuesday, May 10, 2022	—

Parallel trading in the Subdivided Ordinary Shares (in the form of Existing Ordinary Share certificates and Subdivided Ordinary Share certificates) closes on the Hong Kong Stock Exchange, for holders of Ordinary Shares listed in Hong Kong	4:10 p.m., Tuesday, May 10, 2022	—

Last day of free exchange of Existing Ordinary Share certificates for Subdivided Ordinary Share certificates, for holders of Ordinary Shares listed in Hong Kong	Thursday, May 12, 2022	—

Note:

(1)

Dates and times above are indicative only and may be varied by the Company. Any consequential changes to the expected timetable will be notified to the Shareholders (including ADS(s) holders) as and when appropriate in accordance with relevant Hong Kong and U.S. regulations.

(2)	New holders of Ordinary Shares registered after the Ordinary Shares Record Date will not be entitled to attend and vote at the EGM.
(3)

Holders of the ADS(s) will not be entitled to attend the EGM and cannot vote the ordinary shares represented by their ADSs directly. New holders of the ADS(s) registered after the ADS Record Date will not be entitled to exercise their voting rights for the underlying Ordinary Shares through Citibank as the depositary of ADSs.

(4)

Holders of the ADS(s) will not be entitled to attend the EGM and cannot vote the ordinary shares represented by their ADSs directly. Holders of the ADS(s) as of the ADS Record Date who wish to exercise their voting rights for the underlying Ordinary Shares must act through Citibank, N.A., as the depositary of the ADSs.

(5)

The latest time to lodge the form of proxy prior to the date of the EGM is consistent with the Current Articles. All the persons who are registered holders of the Ordinary Shares on Friday, February 18, 2022 (Hong Kong Time) will be entitled to attend and vote at the EGM. Completion and return of a form of proxy will not preclude a holder of Ordinary Shares of the Company from attending in person and voting at the EGM or any adjournment thereof, should he or she so wish, but his/her proxy’s authority to vote on a resolution is to be regarded as revoked if he/she attend the EGM in person and vote on that particular resolution.

Exchange of Share Certificates in Hong Kong

Holders of Ordinary Shares listed in Hong Kong may submit their Existing Ordinary Share certificates (colored blue) to the address and between the times set out below in exchange for Subdivided Ordinary Share certificates (colored green). The existing share certificates for the Ordinary Shares will only be valid for delivery, trading and settlement purposes for the period up to 4:10 p.m. (Hong Kong Time) on Tuesday, May 10, 2022 and thereafter will not be accepted for delivery, trading and settlement purposes. However, the Existing Ordinary Share certificates will continue to be good evidence of legal title and may be exchanged for share certificates for the Subdivided Ordinary Shares at any time.

Period to exchange for Subdivided Ordinary Share certificates at no extra cost	:	Wednesday, March 30, 2022 until Thursday, May 12, 2022 (Hong Kong Time)

Exchange for Subdivided Ordinary Share certificates for HK$2.50 (or as otherwise specified by the Hong Kong Stock Exchange)**	:	Friday, May 13, 2022 (Hong Kong Time) onwards

Address	:	Computershare Hong Kong Investor Services Limited Shops 1712-1716, 17th Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong

Note:

**	The total fee for exchange of share certificates will be the higher of HK$2.50 multiplied by the number of certificates issued or HK$2.50 multiplied by the number of certificates cancelled.

Listing Application

An application will be made by the Company to the Listing Committee for the listing of, and the permission to deal in, (i) the Subdivided Ordinary Shares, (ii) any Subdivided Ordinary Shares which may be issued upon exercise of the outstanding share options granted by the Company or any Subdivided Ordinary Shares which may be issued upon vesting of the share awards under the 2015 Equity Plan and the 2017 Equity Plan, and (iii) any Subdivided Ordinary Shares which may be issued upon the exercise of share options or any Subdivided Ordinary Shares which may be issued upon vesting of the share awards to be granted from time to time under the 2015 Equity Plan and the 2017 Equity Plan. All necessary arrangements will be made for the Subdivided Ordinary Shares to be admitted into the Central Clearing and Settlement System (“CCASS”) established and operated by Hong Kong Securities Clearing Company Limited (“HKSCC”).

Subject to the granting of listing of, and permission to deal in, the Subdivided Ordinary Shares on the Hong Kong Stock Exchange, the Subdivided Ordinary Shares will be accepted as eligible securities by HKSCC for deposit, clearance and settlement in CCASS with effect from the commencement date of dealings in the Subdivided Ordinary Shares on the Hong Kong Stock Exchange or such other date as determined by HKSCC. Settlement of transactions between participants of the Hong Kong Stock Exchange on any trading day is required to take place in CCASS on the second settlement day thereafter. All activities under CCASS are subject to the General Rules of CCASS and CCASS Operational Procedures in effect from time to time.

Vote Required and Board of Directors’ Recommendation

This proposal requires the affirmative vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person, virtually, or by proxy at the EGM. Abstentions and broker non-votes will have no effect on this vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SHARE SUBDIVISION.

TRANSACTION OF OTHER BUSINESS

The Board of Directors knows of no other matters that will be presented for consideration at the EGM as of the date of this Proxy Statement. If any other matters are properly brought before the EGM, the person(s) named in the accompanying proxy intend to vote on such matters in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The below table sets forth certain information known to us regarding beneficial ownership of our share capital as of February 1, 2022 by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of any class of our voting securities;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership set forth below is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities, except as otherwise provided. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them.

The applicable percentage ownership below is based on 96,408,743 ordinary shares outstanding as of February 1, 2022. Any options to purchase ordinary shares that are exercisable and restricted share units, or RSUs, that will vest within 60 days of February 1, 2022 are deemed to be beneficially owned by the persons holding these options for the purpose of computing the percentage ownership of such persons, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage.

Name of Beneficial Owner(1)	No. of Ordinary Shares	Percent(2)
Directors and Named Executive Officers:
Samantha (Ying) Du(3)	4,868,592	4.90%
Kai-Xian Chen	31,016	*
John Diekman	49,782	*
Richard Gaynor	8,912	*
Nisa Leung	—	*
William Lis	34,114	*
Scott Morrison	7,345	*
Leon O. Moulder, Jr.	21,615	*
Peter Wirth	350,615	*
Billy Cho(4)	357,730	*
F. Ty Edmondson(5)	16,449	*
Tao Fu(6)	484,668	*
Harald Reinhart(7)	98,771	*
Alan Bart Sandler(8)	19,985	*
All Directors and Executive Officers as a Group	6,272,094	6.27%
Beneficial Owners of 5% or More of our Ordinary Shares(14):
QM11 Limited(9)	7,922,932	8.2%
Invesco Advisers(10)	6,701,810	7.0%
Fidelity Management & Research Company LLC(11)	6,193,834	6.4%
Baillie Gifford & Co.(12)	5,658,901	5.9%
Wellington Management Group LLP(13)	5,026,516	5.2%

(1)	The business address of all directors and officers is 4560 Jinke Road, Bldg. 1, 4F, Pudong, Shanghai, China 201210.

(2)	Beneficial ownership representing less than 1% is denoted with an asterisk (*).
(3)

Includes 2,996,525 ordinary shares issuable upon exercise of vested options, options exercisable and RSUs eligible to vest within 60 days of February 1, 2022, and 895,664 ordinary shares held by certain holders of ordinary shares, including the Company’s management and their affiliates. Although Dr. Du does not have any pecuniary interest in these 895,664 ordinary shares, these shareholders have granted Dr. Du the right to vote their shares and, therefore, she may be deemed to be the beneficial owner of the ordinary shares held by these shareholders.

(4)	Includes 307,730 ordinary shares issuable upon exercise of vested options, options exercisable and RSUs eligible to vest within 60 days of February 1, 2022.
(5)	Includes 12,780 ordinary shares issuable upon exercise of vested options, options exercisable and RSUs eligible to vest within 60 days of February 1, 2022.
(6)	Includes 220,000 ordinary shares issuable upon exercise of vested options and options exercisable within 60 days of February 1, 2022 and 77,500 shares held by or jointly held with Mr. Fu’s spouse.
(7)	Includes 89,674 ordinary shares issuable upon exercise of vested options, options exercisable and RSUs eligible to vest within 60 days of February 1, 2022.
(8)	Includes 16,060 ordinary shares issuable upon exercise of vested options, options exercisable and RSUs eligible to vest within 60 days of February 1, 2022.
(9)

Based on information provided in a Schedule 13G/A filed by Qiming Corporate GP IV, Ltd. on February 14, 2020 (the “Qiming Schedule 13G/A”) and a Form 4 filed by Nisa Leung on September 22, 2022 (“Leung Form 4”). The Qiming Schedule 13G/A reported that QM11 Limited is the record owner of 9,072,932 of our ordinary shares as of December 31, 2019. The Leung Form 4 reported that QM11 Limited made in-kind distributions of 1,150,000 of our ordinary shares in the form of ADSs and that the amount of securities beneficially owned following such reported transaction on September 20, 2021 was 7,922,932 shares.

(10)	Based on information provided by Nasdaq to the Company on February 8, 2022, reflecting data reported by Invesco Advisers in non-public electronic filings made to the London Stock Exchange.
(11)

Based on information provided in a Form 13F filed by Fidelity Management & Research Company LLC (“FMR”) on November 15, 2021, information provided in Monthly Holdings Reports made publicly available by FMR and its affiliate funds as of December 31, 2021 on its website and information provided by Nasdaq at the Company’s request (made in accordance with Article 329 of the Hong Kong Securities and Future Ordinance Chapter 571 Regulation) containing the Company’s shareholder data as of December 31, 2021.

(12)	Based on information provided in a Schedule 13G filed by Baillie Gifford & Co. on January 27, 2022.
(13)	Based on information provided in a Schedule 13G filed by Wellington Group Holdings LLP on February 5, 2022.
(14)	The percentage is calculated based upon an aggregate of 96,408,743 Ordinary Shares outstanding as of February 1, 2022.

ADDITIONAL INFORMATION

DELIVERY OF PROXY MATERIALS

The Company may satisfy SEC rules regarding delivery of proxy materials, including this Proxy Statement, by delivering a single set of proxy materials to an address shared by two or more Company shareholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder at a shared address to which a single copy of the proxy materials was delivered. If you hold ordinary shares as a record shareholder in Hong Kong or Cayman Islands and prefer to receive separate copies of proxy materials either now or in the future, please contact Zai Lab Limited at 4560 Jinke Road, Bldg. 1, Fourth Floor, Pudong, Shanghai, China 201210, Attention: Corporate Secretary, +86 21 6163 2588 or +1 (786) 250-1886. If you hold ordinary shares in the form of ADSs issued by Citibank (the depositary of our ADSs) or hold ordinary shares through a brokerage firm or bank and you prefer to receive separate copies of proxy materials either now or in the future, please contact Citibank (the depositary of our ADSs), or your brokerage firm or bank, as applicable.

Shareholder Communications

Generally, shareholders who have questions or concerns should contact our Investor Relations department at 4560 Jinke Road, Bldg. 1, Fourth Floor, Pudong, Shanghai, China 201210. However, shareholders who wish to communicate directly with our Board, or any individual director, should direct questions in writing to our Chief Legal Officer & Corporate Secretary. Communications addressed in this manner will be forwarded directly to our Board or named individual director(s).

EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN

AND

PROMPTLY RETURN THE ENCLOSED FORM OF PROXY

ZAI LAB LIMITED

(Stock Code: Nasdaq: ZLAB | HKEX: 9688)

(the “Company”)

FORM OF PROXY

I/We

Please Print Name(s)

of

Please Print Address(es)

being (a) shareholder(s) of the Company, hereby appoint the Chairwoman of the meeting (or, should the Chairwoman not attend the EGM (as defined below), F. Ty Edmondson) or of
Please Print Name		Please Print Address

as my/our proxy and attorneys-in-fact to vote all of my/our ordinary shares or                  ordinary shares for me/us and on my/our behalf at the extraordinary general meeting of the shareholders of the Company (the “EGM”) to be held on March 28, 2022 at 8:00 p.m. (Hong Kong Time) / March 28, 2022 at 8:00 a.m. (U.S. Eastern Time), at 4560 Jinke Road, Bldg. 1, Fourth Floor, Pudong, Shanghai, China 201210, and at any adjournment of the EGM.

The Board of Directors of the Company (the “Board of Directors”) recommends a vote FOR the resolution.

My/Our proxy is instructed to vote on the resolution specified below:

For	Against	Abstain

Resolution — Ordinary Resolution

THAT, the subdivision of each issued and unissued ordinary shares of the Company with a par value of US$0.00006 each into 10 ordinary shares with a par value of US$0.000006 each with effect from March 30, 2022, subject to and conditional upon the Listing Committee of the Stock Exchange of Hong Kong Limited granting the listing of, and permission to deal in, (i) the Subdivided Ordinary Shares (as defined below) (ii) any Subdivided Ordinary Shares which may be issued upon exercise of the outstanding share options granted by the Company or any Subdivided Ordinary Shares which may be issued upon vesting of the share awards under the equity incentive plan adopted by the shareholders of the Company on August 21, 2015 (as amended on February 3, 2016 and April 10, 2016) (the “2015 Equity Plan”) and under the equity incentive plan adopted by the shareholders of the Company on August 11, 2017 (the “2017 Equity Plan”), and (iii) any Subdivided Ordinary Shares which may be issued upon the exercise of share options or any Subdivided Ordinary Shares which may be issued upon vesting of the share awards to be granted from time to time under the 2015 Equity Plan and the 2017 Equity Plan, such that the authorized share capital of the Company will be amended:

FROM: US$30,000.00 divided into 500,000,000 shares with a par value of US$0.00006 each;

TO: US$30,000.00 divided into 5,000,000,000 ordinary shares with a par value of US$0.000006 each (the “Subdivided Ordinary Shares”) is hereby approved and adopted.

☐	☐	☐

Please tick to indicate your voting preference. This proxy, when properly executed, will be voted in the manner directed herein. If you do not complete this section, your proxy will: (i) vote in the manner recommended by the Board of Directors on the above matters presented in the proxy statement (the “Proxy Statement”) dated on or about February 28, 2022 provided with this form of proxy; and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the EGM.

Signed:	Date:	2022

Name:

NOTES

1.

This proxy is solicited by the Board of Directors. A proxy need not be a shareholder of the Company. A member may appoint a proxy of his/her own choice. If you wish to appoint someone else, please delete the words “the Chairwoman of the meeting (or, should the Chairwoman not attend the EGM, F. Ty Edmondson), or” and insert the name of the person whom you wish to appoint in the space provided. The Chairwoman of the meeting (or F. Ty Edmondson) will act as your proxy, whether or not such deletion is made, if no other name is inserted. If you wish to vote less than all of the ordinary shares held by you, please delete the words “all of my/our ordinary shares” and insert the number of the ordinary shares that you wish to vote. If you wish to use less than all your votes, or to cast some of your votes “FOR” and some of your votes “AGAINST” a particular resolution and some of your votes “ABSTAIN” from voting on a particular resolution, you must write the number of votes in the relevant box(es).

2.

If this form is returned without an indication as to how the proxy shall vote, the proxy will (i) vote in the manner recommended by the Board of Directors on the above matters presented in the Proxy Statement and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the EGM.

3.

If you mark the box “abstain,” it will mean that your proxy will abstain from voting and, accordingly, your vote will not be counted either for or against the relevant resolution. Abstentions will be counted for the purpose of determining the presence or absence of a quorum.

4.

This form of proxy is for use by shareholders only. If the appointor is a corporate entity, this form of proxy must either be under its seal or under the hand of an officer or attorney duly authorized for that purpose.

5.

To be valid, this form must be properly executed, dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarized certified copy of such power of attorney or other authority)). Shareholders of record of our ordinary shares registered on our Hong Kong register or Cayman Islands register as of the record date must submit their proxy through www.proxyvote.com no later than 8:00 a.m. (U.S. Eastern Time) on March 26, 2022 or you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than March 21, 2022, to be voted at the EGM.

6.	Any alterations made to this form must be initialed by you.

7.	You may revoke a previously submitted proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy through the Internet.

•	You may send a timely written notice that you are revoking your proxy to Zai Lab Limited, 4560 Jinke Road, Bldg. 1, Fourth Floor, Pudong, Shanghai, China 201210, Attention: Corporate Secretary.

•	You may attend the EGM and vote electronically. Simply attending the EGM will not, by itself, revoke your proxy.

Your most current proxy card or Internet proxy is the one that is counted.

8.

The completion and return of this form will not prevent you from attending the EGM and voting in person or virtually should you so wish, although attendance at the EGM will not in and of itself revoke this proxy.

9.

In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder (according to the order in which the names stand in the register of members in respect of the holding) who tenders a vote in person, virtually or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s).

PERSONAL INFORMATION COLLECTION STATEMENT

Your supply of your and your proxy’s (or proxies’) name(s) and address(es) is on a voluntary basis for the purpose of processing your request for the appointment of a proxy (or proxies) and your voting instructions for the EGM (the “Purposes”). We may transfer your and your proxy’s (or proxies’) name(s) and address(es) to our agent, contractor, or third party service provider who provides administrative, computer and other services to us for use in connection with the Purposes and to such parties who are authorized by law to request the information or are otherwise relevant for the Purposes and need to receive the information. Your and your proxy’s (or proxies’) name(s) and address(es) will be retained for such period as may be necessary to fulfil the Purposes. Request for access to and/or correction of the relevant personal data can be made in accordance with the provisions of the Personal Data (Privacy) Ordinance and any such request should be in writing by mail to Zai Lab Limited, 4560 Jinke Road, Bldg. 1, Fourth Floor, Pudong, Shanghai, China 201210, Attention: Chief Legal Officer & Corporate Secretary.